UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE BOEING COMPANY

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
THE BOEING COMPANY 2023 Annual Meeting Vote by April 17, 2023 11:59 PM ET. For shares held in The Boeing Company 401(k) Plan, vote by April 10, 2023 11:59 PM ET.

THE BOEING COMPANY 929 LONG BRIDGE DRIVE ARLINGTON, VA 22202

D96057-P85801-Z84246-Z84247

You invested in THE BOEING COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 18, 2023.

Get informed before you vote

View the Notice of The Boeing Company’s 2023 Annual Meeting of Shareholders, Proxy Statement and the 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

Before the meeting: Go to www.ProxyVote.com or scan the QR Barcode above using your smartphone. Have the 16 digit control number that is printed in the box above and follow the instructions.

* Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote now at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Robert A. Bradway	For

1b.	David L. Calhoun	For

1c.	Lynne M. Doughtie	For

1d.	David L. Gitlin	For

1e.	Lynn J. Good	For

1f.	Stayce D. Harris	For

1g.	Akhil Johri	For

1h.	David L. Joyce	For

1i.	Lawrence W. Kellner	For

1j.	Steven M. Mollenkopf	For

1k.	John M. Richardson	For

1l.	Sabrina Soussan	For

1m.	Ronald A. Williams	For

2.	Approve, on an Advisory Basis, Named Executive Officer Compensation.	For

3.	Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation.	For

4.	Approve The Boeing Company 2023 Incentive Stock Plan.	For

5.	Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2023.	For

6.	China Report.	Against

7.	Report on Lobbying Activities.	Against

8.	Report on Climate Lobbying.	Against

9.	Pay Equity Disclosure.	Against

NOTE: In their discretion, the proxies are authorized to vote on such other matters that may properly come before the 2023 Annual Meeting of Shareholders or any other adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D96058-P85801-Z84246-Z84247

Your Vote Counts!
THE BOEING COMPANY
2023 Annual Meeting Vote by April 17, 2023 11:59 PM ET

D96059-P83996

You invested in THE BOEING COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 18, 2023.

Get informed before you vote

View the Notice of The Boeing Company’s 2023 Annual Meeting of Shareholders, Proxy Statement and the 2022 Annual Report OR you can receive a free paper or email copy of the material(s) by requesting prior to April 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

Before the meeting: Go to www.ProxyVote.com or scan the QR Barcode above using your smartphone. Have the 16 digit control number that is printed in the box above and follow the instructions.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Robert A. Bradway	For

1b.	David L. Calhoun	For

1c.	Lynne M. Doughtie	For

1d.	David L. Gitlin	For

1e.	Lynn J. Good	For

1f.	Stayce D. Harris	For

1g.	Akhil Johri	For

1h.	David L. Joyce	For

1i.	Lawrence W. Kellner	For

1j.	Steven M. Mollenkopf	For

1k.	John M. Richardson	For

1l.	Sabrina Soussan	For

1m.	Ronald A. Williams	For

2.	Approve, on an Advisory Basis, Named Executive Officer Compensation.	For

3.	Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation.	For

4.	Approve The Boeing Company 2023 Incentive Stock Plan.	For

5.	Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2023.	For

6.	China Report.	Against

7.	Report on Lobbying Activities.	Against

8.	Report on Climate Lobbying.	Against

9.	Pay Equity Disclosure.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D96060-P83996